Business Combinations	12 Months Ended
Dec. 31, 2013
Business Combinations [Abstract]
Business Combinations

2. Business Combinations

On May 30, 2013, we concluded the acquisition of Cymer and obtained control through acquiring 100 percent of the issued share capital of Cymer, for a consideration of EUR 3.1 billion. There are no contingent consideration arrangements.

Prior to the acquisition, Cymer was an industry leader in developing and servicing lithography light sources used by chip manufacturers worldwide to pattern advanced semiconductor chips. Cymer has production facilities in San Diego, California, the United States of America and in Pyongtaek-city, South Korea, Asia.

The acquisition of Cymer will support our strategic objective of delivering an economically viable EUV scanner to semiconductor manufacturers within the timeline required by our customers. In addition, there are opportunities to further enhance Cymer’s growing advanced immersion systems and related installed base products business.

The following table summarizes the major classes of consideration transferred, and the recognized amounts of the fair value of the identifiable assets distributed and the fair value of the liabilities incurred or assumed at the acquisition date.

(in thousands)	May 30, 2013 EUR[1]

Cash and cash equivalents	84,129
Short-term investments	40,055
Accounts receivable, net	121,395
Finance receivables, net	611
Current tax assets	37,289
Inventories, net	301 ,279
Deferred tax assets	90,045
Other assets, current and non-current	29,418
Other intangible assets, net	751,542
Property, plant and equipment, net	124,308

Assets acquired	1,580,071

Accounts payable	151,412
Accrued and other liabilities, current and non-current	90,900
Deferred and other tax liabilities	297,977
Long-term debt, current and non-current	609

Liabilities assumed	540,898

Total net identifiable assets	1,039,173

Consideration paid in cash for the transaction on May 30, 2013	486,325
Fair value of shares[2]	2,347,663
Fair value of equity awards cash settled	41,516
Fair value of unvested equity awards to be exchanged	43,527
Gain on settlement of pre-existing relationships	178,427

Consideration transferred	3,097,458

Goodwill on acquisition	2,058,285

1	Amounts were converted into euro at the rate of USD/EUR 1.3043.
2	As part of the consideration transferred, Cymer shares were converted into a right to receive 36,479,109 ASML ordinary shares. These shares were valued at USD 83.94 being the opening price on NASDAQ at May 30, 2013. As at December 31, 2013, 14,533 ASML ordinary shares are still to be issued.

Prior to the acquisition, supply and R&D arrangements existed between Cymer and ASML. These pre-existing relationships were effectively settled as a result of the acquisition. We determined that the R&D arrangement as well as the supply arrangements (excluding EUV) were at current market terms and therefore no gain or loss was recognized. We determined that the EUV supply arrangements were favorable to ASML and therefore a gain of EUR 178.4 million was recognized in cost of sales within our Consolidated Statements of Operations. This gain was recognized separately from the business combination as it is not part of the assets acquired or liabilities assumed. The approach for quantifying the favorable component to ASML of the EUV supply arrangements is based on the assessment of the prices for such light sources if the EUV supply arrangements would have been renegotiated in May 2013. This approach is in line with (and offsets) the expected losses (for which a liability is recognized of EUR 171.2 million included in costs to be paid, see Note 13) to upgrade the first 11 EUV sources in the field, which was assumed by ASML as a result of the acquisition of Cymer.

The majority of the goodwill arising on the acquisition of Cymer is attributable to the fact that we believe that the acquisition will help us achieving our strategic objective of delivering an economically viable EUV scanner to semiconductor manufacturers as soon as reasonably possible. We believe that combining Cymer’s expertise in EUV light sources with our expertise in lithography systems design and integration will reduce the risks related to the successful development of and accelerate the introduction of EUV technology. Without the acquisition, we do not believe that Cymer would have sufficient resources to complete the development of the EUV light source and as a result, the only way to make the EUV light source development successful without additional delay was through the acquisition of Cymer. We believe that the acquisition will allow us to more effectively partition responsibilities between Cymer, its suppliers and us with respect to EUV light source development, thereby reducing risk and increasing development speed. Also, synergies are expected from the combination. All goodwill has been allocated to the RU ASML. None of the goodwill recognized is expected to be deductible for income tax purposes.

Cymer contributed EUR 178.7 million to net sales and a loss of EUR 138.5 million to net income (including a charge of EUR 85.5 million related to the purchase price allocation adjustments) for the period between the date of acquisition and December 31, 2013.

In 2013, we incurred EUR 7.8 million transaction costs relating to the acquisition of Cymer. These costs are included in SG&A.

The following unaudited pro forma summary presents estimated consolidated information of ASML as if the Cymer acquisition had occurred on January 1, 2012. These amounts have been calculated after applying our accounting policies and adjusting the results of Cymer to reflect the charges and benefits assuming the fair value adjustments had been applied from January 1, 2012 with the consequential tax effects.

Pro Forma Year ended December 31 (in millions)	Unaudited 2013 EUR		Unaudited 2012 EUR

Total net sales	5,362		5,053
Net income	1,031	[1]	965	[2]

1	Pro forma net income was adjusted to exclude EUR 60 million of non-recurring costs related to the fair value adjustments to acquisition date inventory and exclude EUR 30 million of acquisition related costs incurred in 2013.
2	Pro forma net income was adjusted to include EUR 60 million of non-recurring costs related to the fair value adjustments to acquisition date inventory and exclude EUR 15 million of acquisition related costs incurred in 2012.